Exhibit 99.1
CHAMBERS BELT COMPANY
Phoenix, Arizona
FINANCIAL STATEMENTS
December 31, 2004 and 2003

Independent Auditor’s Report
Board of Directors
Chambers Belt Company
Phoenix, Arizona
We have audited the accompanying balance sheets of Chambers Belt Company as of December 31, 2004 and 2003, and the related statements of earnings, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chambers Belt Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ Clifton Gunderson LLP
Phoenix, Arizona
March 22, 2005, except for Note 17, as to which the date is April 18, 2005.

CHAMBERS BELT COMPANY
BALANCE SHEETS
December 31, 2004 and 2003

	2004	2003
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$27,412	$38,920
Trade accounts receivable, less allowance for doubtful accounts and discounts of $252,240 and $241,524	6,096,568	3,860,573
Inventories	5,091,491	3,981,165
Prepaid expenses and deposits	65,956	147,848

Total current assets	11,281,427	8,028,506

PROPERTY AND EQUIPMENT, net	839,181	600,558

OTHER ASSETS
Due from affiliate	59,588	78,128
Other assets	94,132	110,458

Total other assets	153,720	188,586

TOTAL ASSETS	$12,274,328	$8,817,650

	2004	2003
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$2,999,549	$2,603,520
Note payable to bank	4,925,000	3,900,000
Current maturities of capital lease obligations	30,733	28,836
Current maturities of notes payable	59,682	200,000
Accrued expenses	681,668	186,501

Total current liabilities	8,696,632	6,918,857

LONG-TERM LIABILITIES
Capital lease obligations, less current maturities	12,548	42,219
Notes payable, less current maturities	440,318	—

Total long-term liabilities	452,866	42,219

Total liabilities	9,149,498	6,961,076

STOCKHOLDERS’ EQUITY
Preferred stock, no par value; 100,000 shares authorized, no shares issued	—	—
Class A common stock, no par value; 800,000 shares authorized, 130,537 shares issued and outstanding	360,000	360,000
Class B common stock, no par value; 100,000 shares authorized, no shares issued	—	—
Retained earnings	2,918,124	1,649,868
Less notes receivables-officers	(153,294)	(153,294)

Total stockholders’ equity	3,124,830	1,856,574

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$12,274,328	$8,817,650

These financial statements should be read only in connection with the accompanying summary of significant accounting policies and notes to financial statements.

CHAMBERS BELT COMPANY
STATEMENTS OF EARNINGS
Years Ended December 31, 2004 and 2003

	2004	2003

	Amount	Amount
NET SALES	$38,221,922	$26,633,537

COST OF GOODS SOLD	23,911,036	16,407,884

Gross profit	14,310,886	10,225,653

OPERATING EXPENSES
Selling	5,454,335	4,629,012
General and administrative	4,536,164	3,012,922
Shipping and delivery	1,769,034	1,178,803

Total operating expenses	11,759,533	8,820,737

Earnings from operations	2,551,353	1,404,916

OTHER INCOME (EXPENSE)
Interest income	51,787	36,561
Interest expense	(311,698)	(229,238)
Other expense	(35,954)	(42,711)

Net other expense	(295,865)	(235,388)

NET EARNINGS	$2,255,488	$1,169,528

These financial statements should be read only in connection with the accompanying summary of significant accounting policies and notes to financial statements.

CHAMBERS BELT COMPANY
STATEMENTS OF STOCKHOLDERS’ EQUITY
Years Ended December 31, 2004 and 2003

	Class A			Notes
	Common Stock		Retained	Receivable-
	Shares	Amount	Earnings	Officers	Total
BALANCES, DECEMBER 31, 2002	130,537	$360,000	$1,798,547	$(153,294)	$2,005,253

Net earnings	—	—	1,169,528	—	1,169,528
Distributions to stockholders	—	—	(1,318,207)	—	(1,318,207)

BALANCES, DECEMBER 31, 2003	130,537	360,000	1,649,868	(153,294)	1,856,574

Net earnings	—	—	2,255,488	—	2,255,488
Distributions to stockholders	—	—	(987,232)	—	(987,232)

BALANCES, DECEMBER 31, 2004	130,537	$360,000	$2,918,124	$(153,294)	$3,124,830

These financial statements should be read only in connection with the accompanying summary of significant accounting policies and notes to financial statements.

CHAMBERS BELT COMPANY
STATEMENTS OF CASH FLOWS
Years Ended December 31, 2004 and 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings	$2,255,488	$1,169,528
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	223,230	187,494
Provision for doubtful accounts	9,587	(4,453)
Increase (decrease) in cash resulting from changes in:
Trade accounts receivable	(2,245,582)	247,541
Inventories	(1,110,326)	(91,207)
Prepaid expenses and deposits	81,892	(29,068)
Other assets	16,326	3,383
Accounts payable	396,029	487,876
Accrued expenses	495,167	(449,561)

Net cash provided by operating activities	121,811	1,521,533

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(461,853)	(281,945)
Repayment of due from affiliate	18,540	18,529

Net cash used in investing activities	(443,313)	(263,416)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable to bank, net	1,025,000	200,000
Payments on capital lease obligations	(27,774)	(48,719)
Proceeds from notes payable	500,000	88,942
Payments on notes payable	(200,000)	(200,000)
Distributions to owners	(987,232)	(1,318,207)

Net cash provided by (used in) financing activities	309,994	(1,277,984)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(11,508)	(19,867)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	38,920	58,787

CASH AND CASH EQUIVALENTS, END OF YEAR	$27,412	$38,920

These financial statements should be read only in connection with the accompanying summary of significant accounting policies and notes to financial statements.

CHAMBERS BELT COMPANY
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
December 31, 2004 and 2003
Chambers Belt Company (Chambers or the Company), was incorporated in the State of Arizona, to manufacture western dress and casual belts and related leather products. Chambers utilizes a related party manufacturing facility in Piticito, Mexico. Chambers is an S corporation as defined by Internal Revenue Service regulations. Chambers sells products domestically with the majority of sales to major chain department stores. All foreign purchases are transacted in United States currency.
USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
REVENUE RECOGNITION
The Company records revenue upon the shipment of products, evidence of a sales arrangement and the transfer of ownership to customers. A provision for discounts and estimated returns is recorded when products are shipped and revenue is recognized.
CASH EQUIVALENTS
The Company considers all investment instruments purchased with an original maturity of three months or less to be cash equivalents.
ACCOUNTS RECEIVABLE
Accounts receivable are uncollateralized customer obligations. Accounts receivable are stated at the invoice amount and have varying payment terms.
Account balances with invoices over sixty days old are considered delinquent. Payments of accounts receivable are applied to the specific invoices identified on the customer’s remittance advice or, if unspecified, to the earliest unpaid invoice.
The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of amounts that will not be collected. The allowance for doubtful accounts is based on management’s assessment of the collectibility of specific customer accounts and the aging of the accounts receivable. If there is a deterioration of a major customer’s credit worthiness or actual defaults are higher than the historical experience, management’s estimates of the recoverability of amounts due the Company could be adversely affected. All accounts or portions thereof deemed to be uncollectible or to require an excessive collection cost are written off to the allowance for doubtful accounts.

CHAMBERS BELT COMPANY
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
December 31, 2004 and 2003
INVENTORIES
Inventories consisting of raw materials, work-in-process, finished goods and supplies are stated at the lower of cost or market with cost determined on a first-in/first-out (FIFO) basis.
PROPERTY AND EQUIPMENT
Property and equipment is stated at cost. Depreciation and amortization is provided using the straight-line method over estimated useful lives, which range from 3 to 10 years. Leasehold improvements are amortized using the straight-line method over the remaining lease term. Maintenance and repairs are expensed as incurred.
IMPAIRMENT OF LONG-LIVED ASSETS
The Company reviews long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.
INCOME TAXES
The stockholders of the Company have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code which provide that the Company’s taxable income or loss is includable in the tax returns of its stockholders. Therefore, no provision for income taxes is recorded in these financial statements.
This information is an integral part of the accompanying financial statements.

CHAMBERS BELT COMPANY
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 1 — INVENTORIES
Inventories consist of the following:

	2004	2003
Raw materials	$1,871,721	$1,223,846
Work-in-process	436,875	492,764
Finished goods	2,640,835	2,170,611
Supplies	142,060	93,944

Total inventories	$5,091,491	$3,981,165

NOTE 2 — PROPERTY AND EQUIPMENT
Property and equipment consist of the following:

	2004	2003
Manufacturing equipment	$1,905,527	$1,535,446
Embossing dies	398,009	398,009
Shipping equipment	59,099	59,099
Computer equipment and software	511,054	485,750
Leasehold improvements	269,764	259,734
Office equipment	322,706	266,268
Automobiles	54,598	54,598
Computer equipment subject to capital leases	191,538	191,538

Total	3,712,295	3,250,442
Less accumulated depreciation and amortization	(2,873,114)	(2,649,884)

Property and equipment, net of accumulated depreciation and amortization	$839,181	$600,558

Accumulated depreciation related to capital leases was $147,067 and $117,420 as of December 31, 2004 and 2003, respectively.
NOTE 3 — NOTES RECEIVABLE — OFFICERS
Notes receivable — officers consist of the following:

	2004	2003
Notes receivable from officers; interest payable monthly; interest set by Board of Directors (5.75% at December 31, 2004 and 2003); balance due March 2006 or at termination of employment, secured by deeds of trust.	$153,294	$153,294

CHAMBERS BELT COMPANY
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 4 — NOTE PAYABLE TO BANK
The Company has an agreement with a financial institution that provides for a $7,000,000 line of credit at the bank’s prime rate, (5.75% at December 31, 2004 and 4.0 % at December 31, 2003), which matures in April 2006. In addition to any other amounts due to the bank, on each anniversary date of the line of credit, the Company must pay the bank an annual loan commitment fee equal to one-quarter of 1% of the revolving credit commitment. Total commitment fees paid in 2004 and 2003 were approximately $21,000 and $16,000, respectively. The credit agreement contains certain restrictive covenants which include the maintenance of minimum tangible net worth, as defined, and certain financial ratios. The Company was in compliance with each covenant at December 31, 2004 and 2003. The Company will be considered to be in default of this note if they lose one of their major sales accounts, which made up approximately 55% of the Company’s total sales for the year ended December 31, 2004. The outstanding balance under the line of credit as of December 31, 2004 and 2003 was $4,925,000 and $3,900,000, respectively. As of December 31, 2004, the Company had net borrowing available under the line of credit of $2,075,000. The line of credit is collateralized by all Company assets and is guaranteed by three stockholders of the Company not to exceed $500,000 each.
NOTE 5 — CAPITAL LEASE OBLIGATIONS
Capital lease obligations consist of the following:

	2004	2003
Capital lease payable to a financial institution; original amount of $50,000; interest at 6.18%; payable in monthly payments of principal and interest of $1,525 through February 2006; secured by computer equipment.	$20,550	$37,025

Capital lease payable to a financial institution; original amount of $38,942; interest at 6.7%; payable in monthly payments of principal and interest of $1,188 through July 2006; secured by computer equipment.	22,731	34,030

Total	43,281	71,055
Less current maturities	(30,733)	(28,836)

Long-term maturities of capital lease obligations	$12,548	$42,219

Future minimum payments under these commitments are as follows:

2005	$32,558
2006	12,743

Total minimum lease payments	45,301
Less amount representing interest	(2,020)

Present value of minimum lease payments	$43,281

CHAMBERS BELT COMPANY
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 6 — NOTES PAYABLE
Notes payable consist of the following:

	2004	2003
Note payable to financial institution; original amount of $500,000; interest at .5% over the bank’s prime rate (5.75% at December 31, 2004); interest only payments through May 2005; payable in monthly principal and interest payments through April 2010; secured by all Company assets.	$500,000	$—

Note payable to a financial institution; original amount of $1,000,000; interest at .25% over the bank’s prime rate; payable in monthly payments of principal and interest; paid in full in 2004.	—	200,000

Total	500,000	200,000
Less current maturities	(59,682)	(200,000)

Long-term maturities of notes payable	$440,318	$—

Future maturities of notes payable are as follows:

2005	$59,682
2006	93,136
2007	97,658
2008	103,399
2009	107,370
Thereafter	38,755

Total	$500,000

NOTE 7 — ACCRUED EXPENSES
Accrued expenses consist of the following:

	2004	2003
Accrued bonuses	$577,082	$10,235
Accrued payroll	60,028	104,641
Deferred rent	33,668	49,798
Other	10,890	21,827

Total	$681,668	$186,501

CHAMBERS BELT COMPANY
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 8 — LEASE COMMITMENTS
The Company has various noncancelable operating leases for manufacturing facilities, sales offices, warehouse space, and automobiles that expire through August 2009.
Future minimum payments under these lease commitments, net of sublease income, are as follows:

2005	$467,365
2006	290,525
2007	91,547
2008	91,160
2009	61,844

Total	$1,002,441

Rent expense and sublease rental income were $465,097 and $10,220, respectively, during 2004 and $438,939 and $6,161, respectively, during 2003.
NOTE 9 — RETIREMENT PLAN
The Company maintains a 401(k) plan covering all eligible full-time employees. The assets of the plan are held in separate trusts established by the Company. Contributions to the 401(k) plan are made by the participants to their individual accounts through payroll withholding. Additionally, the plan provides for an employer matching contribution in the amount of 25% of participants’ annual contribution up to a maximum of 6% of the participant’s annual salary to be determined at the end of each calendar year. The Company recorded expenses for contributions of $65,548 and $41,250 in 2004 and 2003, respectively.
NOTE 10 — CAPITAL STOCK
The Company has authorized 100,000 shares of no par value preferred stock. No such shares were issued and outstanding as of December 31, 2004 and 2003. The Company also has authorized 100,000 shares of Class B common stock with no shares issued and outstanding as of December 31, 2004 and 2003. The Class B common stock has no par value and is nonvoting. The issuance of either the Class B common or the no par value preferred stock by the Company would jeopardize the Company’s election to be taxed as a Subchapter S corporation. Management does not intend on issuing any shares of Class B common stock or no par value preferred stock.

CHAMBERS BELT COMPANY
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 11 — RELATED PARTY TRANSACTIONS
The Company entered into an agreement with a Mexico Maquiladora organization for the processing and manufacturing of raw materials imported into Mexico on an in-bond (duty free) basis. Finished or semi-finished products are exported to the Company at the cost of the Maquiladora labor, overhead and a profit percentage. The Company exported to Mexico, on an in-bond basis, machinery and equipment and raw material inventory required for the manufacturing operations. The net book value of this equipment and inventory was approximately $328,012 and $769,250, respectively, as of December 31, 2004, and $223,278 and $721,858, respectively, as of December 31, 2003. Approximately 80% of the Maquiladora organization is owned by the owners of the Company as of December 31, 2004 and 2003. The total amount due from the Maquiladora for cash advances at December 31, 2004 and 2003 was approximately $0 and $56,500, respectively.
In January 1997, the owners of the Company established and incorporated a new organization which is primarily responsible for paying the general and administrative expenses incurred in connection with the Mexico Maquiladora organization. The Company pays the organization an amount each month based on the number of belts shipped to the Company from the Maquiladora organization. The organization used the funds received from the Company to pay the general and administrative expenses incurred in connection with the Maquiladora organization. Amounts paid to the organization in 2004 and 2003 were $176,311 and $109,277, respectively. The amounts due from the organization were approximately $0 and $4,700 at December 31, 2004 and 2003, respectively.
The Company continues to lease certain equipment on a month-to-month basis from a partnership (the Partnership) comprised of officers and stockholders of the Company. Rental expense on this equipment was approximately $24,000 for 2004 and $19,000 for 2003.
NOTE 12 — CASH FLOW DISCLOSURE
Cash paid for interest for the years ended December 31, 2004 and 2003 was $318,848 and $232,532, respectively.
NOTE 13 — CONCENTRATION OF CREDIT RISK AND SIGNIFICANT CUSTOMERS
The Company’s most significant concentration of credit risk is trade accounts receivable. The Company extends a limited amount of credit, generally unsecured, at terms ranging up to 90 days. During 2002, the Company began purchasing insurance coverage for selected trade accounts receivable balances. As of December 31, 2004, two customers had accounts receivable balances of approximately 73% of the total accounts receivable. As of December 31, 2003, two customers had accounts receivable balances of approximately 67% of total accounts receivable. Sales to the two major customers accounted for approximately 55% and 18% of net sales during 2004. Sales to two major customers accounted for approximately 53% and 11% of net sales during 2003. The Company utilizes various suppliers for materials; however, three suppliers accounted for approximately $9,400,000 of goods sold of the Company in 2004 and one foreign supplier provided approximately $4,100,000 of goods to the Company in 2003.

CHAMBERS BELT COMPANY
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003
NOTE 14 — CONTINGENCIES
The Company is contingently liable in respect to lawsuits and claims incidental to the ordinary course of its operations. In the opinion of management, based on consultation with legal counsel, the effect of such matters have not and will not have a material adverse effect on the Company’s financial position. Therefore, no provision has been made in the accompanying financial statements for losses, if any, that might result from the ultimate outcome of the matters.
NOTE 15 — FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying amounts of cash, receivables, accounts payable and accrued liabilities approximate fair values based on the liquidity of these financial instruments and based on their short-term nature. The carrying value of short-term debt approximated market because such debt bears interest at a rate that approximates current market rates. Based on the borrowing rates currently available for bank loans with similar terms and maturities, the fair value of the note payable at December 31, 2004 and 2003, approximated the book value.
NOTE 16 — RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT
The Financial Accounting Standards Board has issued FIN No. 46R Consolidation of Variable Interest Entities (VIEs). This pronouncement discusses the consolidation of business enterprises. Historically consolidation would occur if one enterprise controlled another through voting interests or through a significant influence. This pronouncement expands the scope for consolidation. A company described as a “primary beneficiary” will consolidate a VIE if the company absorbs a majority of the entity’s expected losses, receives a majority of its expected residuals returns, or both, as a result of holding the variable interests which are ownership, contractual, or other pecuniary interests in the entity. This pronouncement requires that VIEs created after December 31, 2003, be immediately subject to the provisions of FIN No. 46R. For those VIEs created before December 31, 2003, the provisions will be effective in the first annual reporting period beginning after December 31, 2004. The Company has not determined whether the Mexican Maquiladora (Note 11) qualifies as a VIE or whether consolidation under FIN No. 46R will be required. As of December 31, 2004, the Mexican Maquiladora had assets totaling $353,490 and revenues totaling $1,639,900 during 2004.
NOTE 17 — SUBSEQUENT EVENT
The stockholders of the company entered into an agreement dated April 18, 2005 with a third party. The agreement specifies the purchase of all assets and assumption of certain liabilities of the Company by the third party. The asset purchase agreement is expected to close by June 30, 2005.
This information is an integral part of the accompanying financial statements.

Exhibit 99.1
CHAMBERS BELT COMPANY
Phoenix, Arizona
FINANCIAL STATEMENTS
Unaudited Balance Sheet as of March 31, 2005 and December 31, 2004
Unaudited Statements of Earnings and Cash Flows
For the Three Month Period Ended
March 31, 2005 and 2004

CHAMBERS BELT COMPANY
BALANCE SHEETS
(unaudited)

	March 31, 2005	December 31, 2004
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$26,429	$27,412
Trade accounts receivable, less allowance for doubtful accounts and discounts of $176,009 and $252,240 at March 31, 2005 and December 31, 2004, respectively	6,232,452	6,096,568
Inventories	5,288,633	5,091,491
Prepaid expenses and deposits	109,082	65,956

Total current assets	11,656,596	11,281,427

PROPERTY AND EQUIPMENT, net	802,888	839,181

OTHER ASSETS	77,170	153,720

TOTAL ASSETS	$12,536,654	$12,274,328

	March 31, 2005	December 31, 2004
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$3,006,165	$2,999,549
Note payable to bank	5,250,000	4,925,000
Current maturities	89,835	90,415
Accrued expenses	181,232	681,668

Total current liabilities	8,527,232	8,696,632

LONG-TERM LIABILITIES
Notes payable, less current maturities	446,035	452,866

Total long-term liabilities	446,035	452,866

Total liabilities	8,973,267	9,149,498

STOCKHOLDERS’ EQUITY
Preferred stock, no par value; 100,000 shares authorized, no shares issued	—	—
Class A common stock, no par value; 800,000 shares authorized, 130,537 shares issued and outstanding	360,000	360,000
Class B common stock, no par value; 100,000 shares authorized, no shares issued	—	—
Retained earnings	3,356,681	2,918,124
Less notes receivables-officers	(153,294)	(153,294)

Total stockholders’ equity	3,563,387	3,124,830

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$12,536,654	$12,274,328

These financial statements should be read only in connection with the accompanying summary of significant accounting policies and notes to financial statements.

1

CHAMBERS BELT COMPANY
STATEMENTS OF EARNINGS
Three Months Ended March 31, 2005 and 2004
(unaudited)

	2005	2004
NET SALES	$8,600,457	$7,771,879

COST OF GOODS SOLD	5,153,404	4,758,436

Gross profit	3,447,053	3,013,443

OPERATING EXPENSES
Selling	1,381,681	1,262,655
General and administrative	985,361	847,629
Shipping and delivery	457,660	350,533

Total operating expenses	2,824,702	2,460,817

Earnings from operations	622,351	552,626

OTHER INCOME (EXPENSE)
Interest income	185	10,439
Interest expense	(83,254)	(54,139)
Other expense	(1,590)

Net other (expense) income	(84,659)	(43,700)

NET EARNINGS	$537,692	$508,926

These financial statements should be read only in connection with the accompanying summary of significant accounting policies and notes to financial statements.

2

CHAMBERS BELT COMPANY
STATEMENTS OF CASH FLOWS
Three Months Ended March 31, 2005 and 2004
(unaudited)

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings	$537,692	$508,926
Adjustments to reconcile net earnings to net cash used in operating activities:
Depreciation and amortization	53,203	48,916
Provision for doubtful accounts	8,022	6,794
Increase (decrease) in cash resulting from changes in:
Trade accounts receivable	(146,624)	(1,962,754)
Inventories	(197,139)	(748,048)
Prepaid expenses and deposits	(2,159)	(72,684)
Accounts payable	6,352	851,945
Accrued expenses	(466,769)	3,763

Net cash used in operating activities	(207,422)	(1,363,142)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(16,910)	(134,711)

Net cash used in investing activities	(16,910)	(134,711)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable to bank, net	325,000	1,650,000
Payments on capital lease obligations	(7,411)	(7,004)
Proceeds from notes payable	4,635	4,635
Payments on notes payable	—	(50,001)
Distributions to owners	(98,875)	(98,272)

Net cash provided by financing activities	223,349	1,499,358

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(983)	1,505

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	27,412	38,920

CASH AND CASH EQUIVALENTS, END OF PERIOD	$26,429	$40,425

These financial statements should be read only in connection with the accompanying summary of significant accounting policies and notes to financial statements.

3

CHAMBERS BELT COMPANY
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(unaudited)
Chambers Belt Company (Chambers or the Company), was incorporated in the State of Arizona, to manufacture western dress and casual belts and related leather products. Chambers utilizes a related party manufacturing facility in Piticito, Mexico. Chambers is an S corporation as defined by Internal Revenue Service regulations. Chambers sells products domestically with the majority of sales to major chain department stores. All foreign purchases are transacted in United States currency.
The unaudited interim financial information for the three months ended March 31, 2005 and 2004 has been prepared in conformity with accounting principles generally accepted in the United States of America applicable to interim financial information. The accounting principles used to prepare the unaudited interim financial information are consistent with those used to prepare the audited financial statements.
USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
REVENUE RECOGNITION
The Company records revenue upon the shipment of products, evidence of a sales arrangement and the transfer of ownership to customers. A provision for discounts and estimated returns is recorded when products are shipped and revenue is recognized.
CASH EQUIVALENTS
The Company considers all investment instruments purchased with an original maturity of three months or less to be cash equivalents.
ACCOUNTS RECEIVABLE
Accounts receivable are uncollateralized customer obligations. Accounts receivable are stated at the invoice amount and have varying payment terms.
Account balances with invoices over sixty days old are considered delinquent. Payments of accounts receivable are applied to the specific invoices identified on the customer’s remittance advice or, if unspecified, to the earliest unpaid invoice.
The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of amounts that will not be collected. The allowance for doubtful accounts is based on management’s assessment of the collectibility of specific customer accounts and the aging of the accounts receivable. If there is a deterioration of a major customer’s credit worthiness or actual defaults are higher than the historical experience, management’s estimates of the recoverability of amounts due the Company could be adversely affected. All accounts or portions thereof deemed to be uncollectible or to require an excessive collection cost are written off to the allowance for doubtful accounts.

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CHAMBERS BELT COMPANY
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(unaudited)
INVENTORIES
Inventories consisting of raw materials, work-in-process, finished goods and supplies are stated at the lower of cost or market with cost determined on a first-in/first-out (FIFO) basis.
PROPERTY AND EQUIPMENT
Property and equipment is stated at cost. Depreciation and amortization is provided using the straight-line method over estimated useful lives, which range from 3 to 10 years. Leasehold improvements are amortized using the straight-line method over the remaining lease term. Maintenance and repairs are expensed as incurred.
IMPAIRMENT OF LONG-LIVED ASSETS
The Company reviews long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.
INCOME TAXES
The stockholders of the Company have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code which provide that the Company’s taxable income or loss is includable in the tax returns of its stockholders. Therefore, no provision for income taxes is recorded in these financial statements.
This information is an integral part of the accompanying financial statements.

5

CHAMBERS BELT COMPANY
CONDENSED NOTES TO FINANCIAL STATEMENTS
(unaudited)
NOTE 1 — INVENTORIES
Inventories consist of the following:

	March 31, 2005	December 31, 2004
Raw materials	$1,769,100	$1,871,721
Work-in-process	850,110	436,875
Finished goods	2,518,590	2,640,835
Supplies	150,833	142,060

Total inventories	$5,288,633	$5,091,491

NOTE 2 — PROPERTY AND EQUIPMENT
Property and equipment consist of the following:

	March 31, 2005	December 31, 2004
Manufacturing equipment	$1,911,997	$1,905,527
Embossing dies	398,009	398,009
Shipping equipment	59,099	59,099
Computer equipment and software	521,494	511,054
Leasehold improvements	269,764	269,764
Office equipment	322,706	322,706
Automobiles	54,598	54,598
Computer equipment subject to capital leases	191,538	191,538

Total	3,729,205	3,712,295
Less accumulated depreciation and amortization	(2,926,317)	(2,873,114)

Property and equipment, net of accumulated depreciation and amortization	$802,888	$839,181

Accumulated depreciation related to capital leases was $176,667 and $147,067 as of March 31, 2005 and December 31, 2004, respectively.
NOTE 3 — NOTES RECEIVABLE — OFFICERS
Notes receivable — officers consist of the following:

	March 31, 2005	December 31, 2004
Notes receivable from officers; interest payable monthly; interest set by Board of Directors (5.75% at March 31, 2005 and December 31, 2004); balance due March 2006 or at termination of employment, secured by deeds of trust.	$153,294	$153,294

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CHAMBERS BELT COMPANY
CONDENSED NOTES TO FINANCIAL STATEMENTS
(unaudited)
NOTE 4 — NOTE PAYABLE TO BANK
The Company has an agreement with a financial institution that provides for a $7,000,000 line of credit at the bank’s prime rate, (5.5% at March 31, 2005 and 5.75% at December 31, 2004), which matures in April 2006. In addition to any other amounts due to the bank, on each anniversary date of the line of credit, the Company must pay the bank an annual loan commitment fee equal to one-quarter of 1% of the revolving credit commitment. Total commitment fees paid for the three months ended March 31, 2005 and 2004 were $0. The credit agreement contains certain restrictive covenants which include the maintenance of minimum tangible net worth, as defined, and certain financial ratios. The Company was in compliance with each covenant at March 31, 2005 and December 31, 2004. The Company will be considered to be in default of this note if they lose one of their major sales accounts, which made up approximately 61% and 70% of the Company’s total sales for the year ended March 31, 2005 and 2004. The outstanding balance under the line of credit as of March 31, 2005 and December 31, 2004 was $5,250,000 and $4,925,000, respectively. As of March 31, 2005, the Company had net borrowing available under the line of credit of $1,750,000. The line of credit is collateralized by all Company assets and is guaranteed by three stockholders of the Company not to exceed $500,000 each.

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CHAMBERS BELT COMPANY
CONDENSED NOTES TO FINANCIAL STATEMENTS
(unaudited)
NOTE 5 — NOTES PAYABLE
Notes payable consist of the following:

	March 31,	December 31,
	2005	2004
Note payable to financial institution; original amount of $500,000; interest at .5% over the bank’s prime rate (6.00% at March 31, 2005 and 5.75% at December 31, 2004); interest only payments through May 2005; payable in monthly principal and interest payments through April 2010; secured by all Company assets.	$500,000	$500,000

Equipment Lease Obligations	35,870	43,281
Less current maturities	(89,835)	(90,415)

Long-term maturities of notes payable	$446,035	$452,866

Future maturities of notes payable are as follows:

2005	$89,835
2006	98,853
2007	97,658
2008	103,399
2009	107,370
Thereafter	38,755

Total	$535,870

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CHAMBERS BELT COMPANY
CONDENSED NOTES TO FINANCIAL STATEMENTS
(unaudited)
NOTE 6 — LEASE COMMITMENTS
The Company has various noncancelable operating leases for manufacturing facilities, sales offices, warehouse space, and automobiles that expire through August 2009.
Future minimum payments under these lease commitments, net of sublease income, are as follows:

2005	$434,437
2006	290,525
2007	91,547
2008	91,160
2009	61,844

Total	$969,513

NOTE 7 — RETIREMENT PLAN
The Company maintains a 401(k) plan covering all eligible full-time employees. The assets of the plan are held in separate trusts established by the Company. Contributions to the 401(k) plan are made by the participants to their individual accounts through payroll withholding. Additionally, the plan provides for an employer matching contribution in the amount of 25% of participants’ annual contribution up to a maximum of 6% of the participant’s annual salary to be determined at the end of each calendar year. The Company recorded expenses for contributions of $12,926 and $20,680 for the three months ended March 31, 2005 and 2004, respectively.
NOTE 8 — CAPITAL STOCK
The Company has authorized 100,000 shares of no par value preferred stock. No such shares were issued and outstanding as of March 31, 2005 and December 31, 2004. The Company also has authorized 100,000 shares of Class B common stock with no shares issued and outstanding as of March 31, 2005 and December 31, 2004. The Class B common stock has no par value and is nonvoting. The issuance of either the Class B common or the no par value preferred stock by the Company would jeopardize the Company’s election to be taxed as a Subchapter S corporation. Management does not intend on issuing any shares of Class B common stock or no par value preferred stock.

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CHAMBERS BELT COMPANY
CONDENSED NOTES TO FINANCIAL STATEMENTS
(unaudited)
NOTE 9 — RELATED PARTY TRANSACTIONS
The Company entered into an agreement with a Mexico Maquiladora organization for the processing and manufacturing of raw materials imported into Mexico on an in-bond (duty free) basis. Finished or semi-finished products are exported to the Company at the cost of the Maquiladora labor, overhead and a profit percentage. The Company exported to Mexico, on an in-bond basis, machinery and equipment and raw material inventory required for the manufacturing operations. The net book value of this equipment and inventory was approximately $150,504 and $555,849, respectively, as of March 31, 2005 and $328,012 and $769,250, respectively, as of December 31, 2004. Approximately 80% of the Maquiladora organization is owned by the owners of the Company as of March 31, 2005 and December 31, 2004. The total amount due from the Maquiladora for cash advances at March 31, 2005 and December 31, 2004 was approximately $66,592 and $0, respectively.
In January 1997, the owners of the Company established and incorporated a new organization which is primarily responsible for paying the general and administrative expenses incurred in connection with the Mexico Maquiladora organization. The Company pays the organization an amount each month based on the number of belts shipped to the Company from the Maquiladora organization. The organization used the funds received from the Company to pay the general and administrative expenses incurred in connection with the Maquiladora organization. Amounts paid to the organization for the three months ended March 31, 2005 and 2004 were $330,651 and $338,823, respectively. The amounts due from the organization were $0 at March 31, 2005 and December 31, 2004.
The Company continues to lease certain equipment on a month-to-month basis from a partnership (the Partnership) comprised of officers and stockholders of the Company. Rental expense on this equipment was approximately $4,635 for the three months ended March 31, 2005 and 2004.
NOTE 10 — CASH FLOW DISCLOSURE
Cash paid for interest for the three months ended March 31, 2005 and 2004 was $83,254 and $54,139, respectively.
NOTE 11 — CONCENTRATION OF CREDIT RISK AND SIGNIFICANT CUSTOMERS
The Company’s most significant concentration of credit risk is trade accounts receivable. The Company extends a limited amount of credit, generally unsecured, at terms ranging up to 90 days. During 2002, the Company began purchasing insurance coverage for selected trade accounts receivable balances. As of March 31, 2005 and December 31, 2004, two customers had accounts receivable balances of approximately 73% of the total accounts receivable. Sales to the two major customers accounted for approximately 53% and 8% of net sales for the three months ended March 31, 2005. Sales to two major customers accounted for approximately 65% and 5% of net sales for the three months ended March 31, 2004. The Company utilizes various suppliers for materials; however, five suppliers accounted for approximately $961,000 of goods sold of the Company for the three months ended March 31, 2005.

10

CHAMBERS BELT COMPANY
CONDENSED NOTES TO FINANCIAL STATEMENTS
(unaudited)
NOTE 12 — SUBSEQUENT EVENT
The stockholders of the company entered into an agreement dated April 18, 2005 with a third party. The agreement specifies the purchase of all assets and assumption of certain liabilities of the Company by the third party. On June 28, 2005, the Company sold substantially all of its assets to Chambers Delaware Acquisition Company.
This information is an integral part of the accompanying financial statements.

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